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                                                                   EXHIBIT 10.31

                  AMENDED AND RESTATED PAYMENT TERMS AGREEMENT

      THIS AMENDED AND RESTATED PAYMENT TERMS AGREEMENT (the "Agreement") is made as of April 23, 2004, by and among MOTOROLA, INC., a Delaware corporation, in its capacity as agent for itself and the other Motorola Parties (in such capacity, "Motorola"), BRIGHTSTAR CORP., a Delaware corporation ("Brightstar"), and the other persons and entities whose names appear on the signature pages of this Agreement.

                             Preliminary Statements

      (a) Motorola, Inc., Brightstar and certain other persons and entities entered into a letter agreement dated June 18, 2001 (the "Original Payment Terms Agreement"), regarding 30-day payment terms then being provided by Motorola, Inc. to Brightstar and certain of its subsidiaries or affiliates.

      (b) The Original Payment Terms Agreement was amended by (i) an Omnibus Amendment made as of May 24, 2002, by and among Motorola, Inc., Brightstar and the other parties thereto, and (ii) an Amendment and Consent to Falcon Transactions dated as of December 30, 2003, by and among Motorola, Inc., Brightstar and the other parties thereto.

      (c) The parties to this Agreement desire to further amend the Original Payment Terms Agreement and to restate it in its entirety as so further amended.

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Original Payment Terms Agreement in its entirety as follows:

      1. Definitions. The following terms have the following meanings as used in this Agreement:

      "Agent" means PNC Bank, National Association, in its capacity as Agent for the Lenders under the PNC Credit Agreement.

      "Brightstar Documents" means, collectively, all agreements of any of the Brightstar Parties between, among or in favor of any of the Motorola Parties, as any of those agreements may be amended, restated, supplemented or otherwise modified from time to time, including, without limitation: (a) the Amended and Restated Payment Terms Agreement, dated as of April 23, 2004, by and among Brightstar Corp., Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties, and the other persons and entities that are parties thereto (the "Payment Terms Agreement"); (a) the Amended and Restated Distribution Agreement, effective as of October 9, 2003, between Brightstar Corp. and Motorola, Inc. (the "Brightstar Distribution Agreement"); (a) the United States Distribution Agreement for Cellular Phones and Accessories, effective as of October 1, 2003, between Motorola, Inc. and Brightstar US, Inc. (the "Brightstar US Distribution Agreement"); (a) the Distribution Agreement, dated as of July 30, 2001, between Brightstar de Mexico S.A. de C.V. and Motorola de Mexico, S.A. (the "Brightstar Mexico Distribution Agreement"); (a) the Amended and Restated Unconditional Guaranty, dated

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as of April 23, 2004, by Brightstar Corp. in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Brightstar Guaranty"); (a) the Amended and Restated Security Agreement, dated as of April 23, 2004, by Brightstar Corp. in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Brightstar Security Agreement"); (a) the Amended and Restated Personal Guaranty, dated as of April 23, 2004, by Raul M. Claure and Patricia Claure in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Claure Guaranty"); (a) the Amended and Restated Personal Guaranty, dated as of April 23, 2004, by David H. Peterson and Denyse Peterson in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Peterson Guaranty"); (a) the Amended and Restated Stock Pledge and Security Agreement, dated as of April 23, 2004, by Raul M. Claure and David H. Peterson in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Claure/Peterson Pledge"); (a) the Amended and Restated Stock Pledge and Security Agreement, dated as of April 23, 2004, by Brightstar Corp. in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Brightstar US Pledge"); (a) the Amended and Restated Unconditional Guaranty, dated as of April 23, 2004, by Brightstar US, Inc. in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Brightstar US Guaranty"); (a) the Amended and Restated Security Agreement, dated as of April 23, 2004, by Brightstar US, Inc. in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Brightstar US Security Agreement"); (a) the Amended and Restated Stock Pledge Agreement, dated as of April 23, 2004, by Denise Gibson in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Gibson Pledge"); (a) the Stock Pledge and Security Agreement, dated as of April 23, 2004, by Brightstar Corp. in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Foreign Subsidiary Pledge"); (a) the Unconditional Guaranty, dated as of April 23, 2004, by the Foreign Subsidiaries (as defined therein) in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Foreign Subsidiary Guaranty"); (a) the Security Agreement, dated as of April 23, 2004, by the Foreign Subsidiaries (as defined therein) in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Foreign Subsidiary Security Agreement"); and (a) the Limited Security Agreement, dated as of April 23, 2004, by the Foreign Subsidiaries (as defined therein) in favor of Motorola, Inc., in its capacity as agent for itself and the other Motorola Parties (the "Foreign Subsidiary Limited Security Agreement").

      "Brightstar Obligations" means all obligations of any of the Brightstar Parties to any of the Motorola Parties, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including, without limitation: (a) all obligations of any of the Brightstar Parties under any of the Brightstar Documents; (b) the payment of any invoices that any of the Motorola Parties has rendered or may render in the future against any of the Brightstar Parties; (c) the payment of any contracts or other evidences of indebtedness that any of the Brightstar Parties may deliver to any of the Motorola Parties for goods or services; (d) the payment of any applicable taxes of any kind that may arise out of or relate to clause (a), (b) or (c) that may be levied against any of the Motorola Parties by a proper taxing authority; (e) the payment of any interest, penalty or late charge that may arise out of or relate to the failure of any of the Brightstar Parties to pay any of the Motorola Parties, whether (i) assessed by any of the Motorola Parties against any of the Brightstar Parties as part of the normal collection practices of any of the Motorola Parties; or (ii) assessed by others against any of the Motorola Parties; (f) the payment of principal, interest and any other amounts due or to

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become due, whether by acceleration or otherwise, under all other obligations of any of the Brightstar Parties to any of the Motorola Parties, and (g) the payment of any costs or expenses incurred by any of the Motorola Parties in collecting all or any portion of the foregoing or in obtaining, preserving, perfecting and enforcing any security interest granted by any of the Brightstar Parties or in maintaining, preserving and collecting the property subject to any such security interest.

      "Brightstar Parties" means, collectively, (a) Brightstar Corp., (b) any past, present or future direct or indirect Subsidiary or affiliate of Brightstar Corp., (c) Raul M. Claure, David H. Peterson and Denise Gibson; and (d) any person or entity that now or hereafter owns 10% or more of the outstanding stock having ordinary voting power to elect a majority of the board of directors of Brightstar.

      "Business Day" shall mean any day other than a Saturday, Sunday or U.S. legal holiday.

      "Certificate of Designation" means Brightstar Corp.'s Certificate of Designation of the Powers, Preferences and Relative, Participating Optional and Other Special Rights of 8.0% Senior Cumulative Convertible Preferred Stock, Series A, and Qualifications, Limitations and Restrictions Thereof.

      "Collateral" means all property, personal or real, with respect to which a Lien has been granted to or for the benefit of Motorola or any of the Motorola Parties pursuant to any of the Brightstar Documents or which otherwise secures the payment or performance of any of the Brightstar Obligations.

      "Debt" means any of the following: (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, debentures, notes or other similar instruments; (3) obligations for the deferred purchase price of property or services (including, without limitation, trade payables), or arising out of non-compete agreements entered into in connection with asset or equity acquisitions; (4) obligations as lessee under capital leases; (5) current liabilities in respect of unfunded vested benefits under employee benefit plans;
(6) obligations under letters of credit or acceptance facilities; (7) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any person, or otherwise to assure a creditor against loss; and (8) obligations secured by a Lien, whether or not the obligations have been assumed.

      "Default" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

      "Event of Default" has the meaning specified in Section 9 of this Agreement.

      "Foreign Subsidiary" means any direct or indirect Subsidiary of Brightstar now or hereafter created that is organized outside of the United States of America and its territories (including, without limitation, Brightstar Puerto Rico, Inc.), together with any and all successors and assigns of each of the foregoing.

      "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority,

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or other security agreement or preferential arrangement, charge or encumbrance of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing.

      "Motorola Parties" means, collectively, Motorola, Inc. and any of its Subsidiaries or affiliates (including, without limitation, Motorola Industrial, Ltda. and Motorola de Mexico, S.A.).

      "Notes" means Brightstar Corp.'s 10.5% Convertible Senior Subordinated Notes due December 31, 2008.

      "Permitted Debt" means any of the following: (1) accrued expenses and current trade payables incurred in the ordinary course of business of the Brightstar Parties (provided, that such accrued expenses and current trade accounts payable are unsecured); (2) Debt to Motorola or any of the Motorola Parties; (3) Debt under the PNC Credit Agreement (provided, that the aggregate outstanding principal amount of such Debt does not exceed $70,000,000 at any time); (4) Debt under the Notes; (5) unsecured Debt under lines of credit with one or more U.S. financial institutions (provided, that the aggregate outstanding principal amount of such debt does not exceed $50,000,000 at any time during the six month period following the date of this Agreement and does not exceed $30,000,000 at any time thereafter); (6) unsecured Debt under lines of credit with one or more foreign financial institutions (provided, that the aggregate outstanding principal amount of such debt does not exceed $10,000,000 at any time); and (7) other Debt approved in advance by Motorola in writing.

      "Permitted Liens" means any of the following: (1) Liens for taxes, assessments or governmental charges not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the Brightstar Parties' books; (2) Liens arising out of deposits in connection with workers' compensation, unemployment insurance, old age pensions or other social security or retirement benefits legislation; (3) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of the Brightstar Parties' business; (4) Liens imposed by law, such as mechanics', workers', materialmen's, carriers' or other like Liens (excluding, however, any Lien in favor of a landlord) arising in the ordinary course of the Brightstar Parties' business which secure the payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the Brightstar Parties' books; (5) rights of way, zoning restrictions, easements and similar encumbrances affecting the Brightstar Parties' real property which do not materially interfere with the use of such property; (6) Liens in favor of Motorola or any of the Motorola Parties; and (7) Liens securing Debt under the PNC Credit Agreement, but only so long as such Liens are expressly permitted by the terms of the PNC Intercreditor Agreement.

      "PNC Credit Agreement" means that certain Revolving Credit and Security Agreement, dated as of April 23, 2004 (as the same may be amended, restated, supplemented or otherwise

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modified from time to time), among Brightstar Corp., Brightstar US, Inc.,
Brightstar Puerto Rico, Inc., the financial institutions from time to time party thereto, and PNC Bank, National Association, as agent, and any credit agreement relating to loans and advances that are used to refinance and indefeasibly pay in full the Lender Indebtedness (as defined in the PNC Intercreditor Agreement) as permitted by Section 16(a) of the PNC Intercreditor Agreement.

      "PNC Intercreditor Agreement" means that certain Intercreditor Agreement dated as of April 23, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time), between Motorola and the Agent.

      "Purchase Agreement" means the Purchase Agreement, dated as of December 30, 2003, and entered into by and among Brightstar Corp., certain of its subsidiaries as guarantors and the purchasers signatory thereto regarding the Notes.

      "Subsidiary" means any corporation or other entity of which an aggregate of more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by Brightstar or one or more subsidiaries of Brightstar, or with respect to which Brightstar or any subsidiary thereof has the right to vote or designate the vote of 50% or more of such capital stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which Brightstar and/or one or more of its subsidiaries shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which Brightstar or any subsidiary thereof is a general partner or may exercise the powers of a general partner.

      2. Amendment and Restatement; Guaranties and Liens Unimpaired. This Agreement amends, restates and replaces the Original Payment Terms Agreement in its entirety. It is the intention and understanding of the parties that (a) this Agreement shall continue the obligations under the Original Payment Terms Agreement (and any Brightstar Obligations represented, guarantied or secured thereby) and shall not act as a novation of the Original Payment Terms Agreement (or any Brightstar Obligations represented, guarantied or secured thereby), (b) all guaranties and all security interests, pledges and other liens guarantying or securing the Original Payment Terms Agreement (or any Brightstar Obligations represented, guarantied or secured thereby) shall remain in full force and effect and shall guarantee and secure this Agreement (and all Brightstar Obligations represented, guarantied or secured thereby), and (c) the priority of all guaranties and all security interests, pledges and other liens guarantying or securing any obligations under the Original Payment Terms Agreement (or any Brightstar Obligations represented, guarantied or secured thereby) shall not be impaired by the execution, delivery or performance of this Agreement.

      3. Credit Line. As reflected in the Brightstar Distribution Agreement, Motorola has agreed to establish a Credit Line that Motorola determines is appropriate based upon standard credit industry criteria that help determine the creditworthiness of Brightstar, the amount of which Credit Line is communicated to Brightstar in writing by Motorola from time to time, and pursuant to which Credit Line the Brightstar Parties may be permitted to purchase Products (as

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defined in the Brightstar Distribution Agreement) from the Motorola Parties on
30-day payment terms. To the extent Motorola allows (in its sole discretion) the outstanding amount of the Brightstar Obligations to exceed the Credit Line, Motorola has the right to require the Brightstar Parties to prepay the amount that exceeds the Credit Line upon demand. The Brightstar Parties agree that Motorola continues to have the right to change the Credit Line from time to time in its sole discretion and that the fact that Motorola may have previously allowed the outstanding amount of the Brightstar Obligations to have exceed the Credit Line in effect at the time (or may in its discretion permit it to exceed the Credit Line in effect in the future) in no way obligates Motorola to do so again or impairs Motorola's right to change the Credit Line to any amount selected by Motorola in its discretion. The Credit Line does not represent a commitment or obligation on the part of Motorola or any of the Motorola Parties to lend, or in any way extend credit terms, to the Brightstar Parties.

      4. Representations and Warranties. Each of the Brightstar Parties represents and warrants to Motorola (for its benefit and for the benefit of each of the Motorola Parties) as follows:

            (a) Organization, Enforceability, and no Conflicts. (i) If it is not a natural person, it is duly organized, validly existing and in good standing in the jurisdiction of its organization and in all other jurisdictions in which it is required to be qualified to do business as a foreign organization or entity and, whether or not a natural person, has full power and authority, and has obtained all licenses and permits (and has filed all registrations), necessary for the operation of its business; (ii) the execution, delivery and performance by such Brightstar Party of the Brightstar Documents to which it is a party (and any documents or transactions contemplated thereby) are within its power and authority, have been duly authorized by all necessary action on its part and do not violate or conflict with, or require any consent under, (A) if it is not a natural person, the certificate of incorporation, by-laws, or any other agreement or document relating to the existence of such Brightstar Party or its authority to act, (B) any agreement or instrument to which such Brightstar Party is a party or by which it or any of its properties is bound, (C) any court order, judicial proceeding or any administrative or arbitral order or decree, or
(D) any applicable law, rule or regulation; (iii) no authorization, approval or consent of or by, and no notice to or filing or registration with, any governmental authority or any other person is necessary for such Brightstar Party to enter into the Brightstar Documents to which it is a party (or any document or transaction contemplated thereby) or to perform its obligations with respect to each of the foregoing; and (iv) each of the Brightstar Documents to which it is a party (and any documents or transactions contemplated thereby) is the legal, valid and binding obligations of such Brightstar Party, enforceable against such Brightstar Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally and subject to the discretion of courts in applying equitable remedies

            (b) Financial Statements. All financial statements of such Brightstar Party which have been furnished to Motorola fairly present the financial condition of such Brightstar Party, as of the dates reflected on the financial statements, and fairly present the results of its operations for the period covered thereby, all in accordance with GAAP, except for the omission of footnotes in interim financial statements and subject to normal year-end adjustments. As of the date of this Agreement, there has been no material adverse change in the financial condition

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or results from operations, as the case may be, of such Brightstar Party since the dates of the most recent financial statements of such Brightstar Party submitted to Motorola.

            (c) Litigation. There is no pending or threatened action or proceeding affecting such Brightstar Party or any of its properties before any court, governmental agency or arbitrator which, if adversely determined to such Brightstar Party, could materially and adversely affect the financial condition or business prospects of such Brightstar Party or the rights of Motorola or any of the Motorola Parties under any of the Brightstar Documents.

            (d) Existing Debt. It has no Debt other than Permitted Debt.

            (e) Stock and Records. All outstanding capital stock of such Brightstar Party was and is properly issued, and all books and records of such Brightstar Party, including but not limited to its minute books, by-laws and books of account, are accurate and complete in all material respects. Such Brightstar Party is not obligated on or after the date of this Agreement to redeem or otherwise acquire, or pay any dividends or make any other distributions in respect of, any of its stock.

            (f) Negative Pledges. Such Brightstar Party is not a party to or bound by any indenture, contract or other instrument or agreement that prohibits the creation, incurrence or existence of any Lien in favor of Motorola upon any of the Collateral.

            (g) Title to Property; Liens. Such Brightstar Party has good and marketable title to all assets and other property purported to be owned by it, subject to no other Liens except for Permitted Liens.

            (h) Survival of Representations. All representations and warranties made by each Brightstar Party in this Section 4 shall survive the execution and delivery of this Agreement.

      5. Affirmative Covenants. So long as any Brightstar Obligations remain unpaid or any of the Brightstar Documents remain in effect, each of the Brightstar Parties covenants to, and agrees with, Motorola (for its benefit and for the benefit of each of the Motorola Parties) as follows:

            (a) Compliance with Laws. Such Brightstar Party shall comply in all material respects with all applicable laws, rules, regulations and orders affecting it or its properties.

            (b) Books and Records; Inspection; Bank Audits. Such Brightstar Party shall: (1) maintain complete and accurate books and financial records in accordance with GAAP (except that interim financial statements need not contain footnotes and may be subject to normal year-end audit adjustments); (2) during normal working hours permit Motorola and persons designated by it to visit and inspect its properties and to conduct any audits thereon, to inspect its books and financial records (including its journals, orders, receipts and correspondence which relates to its accounts receivable), and to discuss its affairs, finances and accounts receivable and operations with its directors, officers, employees and agents and its independent public accountants; and (3) permit Motorola and persons designated by it to perform audits of such books and financial records when and as requested by Motorola.

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            (c) Reporting Requirements. Such Brightstar Party shall furnish to
Motorola:

                  (i) Monthly Statements. As soon as available and in any event within 30 days after the end of each month of each fiscal year of such Brightstar Party, an internally prepared balance sheet of such Brightstar Party as of the end of such month and internally prepared income statements and statements of cash flow as of the end of such month for such month and for the fiscal year-to-date, each certified by the chief financial officer of such Brightstar Party;

                  (ii) Preliminary Year-End Statements. As soon as available and in any event within 30 days after the end of each fiscal year of such Brightstar Party, internally prepared year-end financial statements (including, without limitation, a balance sheet, income statement, statement of cash flow and statement of retained earnings) as of the end of such fiscal year certified by the chief financial officer of such Brightstar Party;

                  (iii) Audited Year-End Statements. As soon as available and in any event within 90 days after the end of each fiscal year of such Brightstar Party, final audited financial statements (as described above but including a statement of changes in financial position) as of the end of such fiscal year of such Brightstar Party prepared by independent certified accountants reasonably satisfactory to Motorola and a copy of any management, operation or other letter or correspondence from such accountant to such Brightstar Party in connection therewith;

                  (iv) Inventory and Receivables Reports. As soon as available and in any event within 5 days after the end of each month of each fiscal year of such Brightstar Party, an inventory and receivables aging report in form and substance reasonably acceptable to Motorola.

                  (v) Projections. As soon as available and in any event within 60 days after the end of each fiscal year of such Brightstar Party, detailed monthly projections of such Brightstar Party' earnings for the next fiscal year; and

                  (vi) Other. Such other information respecting the condition or operations, financial or otherwise, of such Brightstar Party as Motorola may reasonably request from time to time.

      All financial statements described in clauses (i), (ii) and (iii) above shall be prepared in accordance with GAAP on a basis consistent with the financial statements of such Brightstar Party delivered to Motorola for the period ending most immediately prior to the date of this Agreement, except that unaudited financial statements shall be subject to normal year-end audit adjustments and need not contain footnotes.

            (d) Preservation of Business and Corporate Existence. Such Brightstar Party shall: (1) carry on and conduct its principal business substantially as it is now being conducted; (2) maintain in good standing its existence and its right to transact business in those jurisdictions in which it is now or may after the date of this Agreement be doing business; and (3) maintain all licenses, permits and registrations necessary to the conduct of its business, except where the failure to so maintain its right to transact business or to maintain such licenses, permits or

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registrations would not materially and adversely affect the actual or prospective business, financial condition or operations of such Brightstar Party or the rights of Motorola or any of the Motorola Parties under any of the Brightstar Documents.

            (e) Insurance. Such Brightstar Party shall keep insured at all times with financially sound and reputable insurers which are reasonably satisfactory to Motorola (1) all of its property of an insurable nature, including, without limitation, all real estate, equipment, fixtures and inventories, against fire and other casualties in such a manner and to the extent that like properties are usually insured by others owning properties of a similar character in a similar locality or as otherwise required by Motorola, with the proceeds of such casualty insurance payable solely to Motorola (except to the extent payable to the Agent under the PNC Credit Agreement), and (2) against liability on account of damage to persons or property (including product liability insurance and all insurance required under all applicable worker's compensation laws) caused by such Brightstar Party or its officers, directors, employees, agents or contractors in such a manner and to the extent that like risks are usually insured by others conducting similar businesses in the places where such Brightstar Party conducts business or as otherwise required by Motorola, with Motorola being named as an additional insured under such liability policies. Such Brightstar Party shall cause the insurers under all of its insurance policies to provide Motorola at least 30 days prior written notice of the termination of any such policy before such termination shall be effective and to agree to such other matters in respect of any such casualty insurance as provided in Motorola's loss payee endorsement provided to such Brightstar Party. In addition, such Brightstar Party will, upon request of Motorola at any time, furnish a written summary of the amount and type of insurance carried, the names of the insurers and the policy numbers, and deliver to Motorola certificates with respect thereto.

            (f) Maintenance of Properties and Leases. Such Brightstar Party shall: (a) maintain, preserve and keep its properties and every part thereof in good repair, working order and condition (except for such properties as such Brightstar Party in good faith determines are not useful in the conduct of its business); (b) from time to time make all necessary and customary repairs, renewals, replacements, additions and improvements thereto so that at all times the efficiency shall be fully preserved and maintained; and (c) maintain all leases of real or personal property in good standing, free of any defaults by such Brightstar Party thereunder.

            (g) Payment of Taxes. Such Brightstar Party shall pay and discharge, before they become delinquent, all taxes, assessments and other governmental charges imposed upon its properties, or any part thereof, or upon the income or profits therefrom and all claims for labor, materials or supplies which if unpaid might be or become a Lien or charge upon any of its property, except such items as it is in good faith appropriately contesting and as to which adequate reserves have been provided to Motorola's satisfaction. Upon request by Motorola, such Brightstar Party shall certify its compliance with the foregoing requirements.

            (h) Notice of Default. Such Brightstar Party shall give prompt notice in writing to Motorola of any breach of any of the representations, warranties or covenants in any of the Brightstar Documents or any development or the occurrence of any event, financial or otherwise, which constitutes a Default or an Event of Default or which constitutes a material default under any other agreement to which such Brightstar Party is a party or which may

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materially and adversely affect the business, properties or affairs of such
Brightstar Party or its ability to pay and perform its obligations under the Brightstar Documents.

            (i) Notices Relating to Falcon Transactions. Such Brightstar Party shall deliver to Motorola, immediately upon receipt thereof, a copy of any (i) notice of any default or event of default under the Purchase Agreement (or the Notes), (ii) notice of any event or condition that would require (with the passage of time or the giving of such notice) any of the Brightstar Parties to purchase, redeem or retire all or any portion of the Notes or the stock issued under the Certificate of Designation (including, without limitation, any notice of Change of Control or Excess Proceeds Offer (as such terms are defined in the Purchase Agreement)) and any notice of Change of Control (as such term is defined in the Certificate of Designations), and (iii) any blockage notice or other notice or communication received by any of the Brightstar Parties from the holders of "Senior Obligations" or "Guarantor Senior Obligations" (as such terms are defined in the Purchase Agreement).

            (j) Landlord Agreements. To the extent any of the Collateral owned by such Brightstar Party is now or hereafter located on property that is not owned by such Brightstar Party, such Brightstar Party shall obtain an agreement from the owner of the property where such Collateral is located in form and substance reasonably acceptable to Motorola whereby the owner of such property waives any Lien for unpaid rent (or similar charges) and agrees to give Motorola access to such property to remove any Collateral located thereon.

      6. Negative Covenants. So long as any Brightstar Obligations remain unpaid or any of the Brightstar Documents remain in effect, each of the Brightstar Parties covenants to, and agrees with, Motorola (for its benefit and for the benefit of each of the Motorola Parties) as follows:

            (a) Liens. Such Brightstar Party shall not create or suffer to exist any Lien, except for Permitted Liens, upon or with respect to any of its properties, whether such Brightstar Party owns or has an interest in such properties on the date hereof or at any time thereafter; provided, this restriction shall apply with respect to a Brightstar Party that is an natural person only with respect to a Lien on an asset in which such Brightstar Party has granted a Lien to Motorola.

            (b) Debt. Such Brightstar Party (if not a natural person) shall not create or suffer to exist any Debt, except for Permitted Debt.

            (c) Structure; Disposition of Assets. Such Brightstar Party shall not (i) merge or consolidate with or otherwise acquire, or be acquired by, any other person or entity, or (ii) sell, lease, factor, endorse or otherwise transfer all or any part of its properties, real or personal, other than the sale of inventory in the ordinary course of its business; provided, that, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any Foreign Subsidiary may factor its accounts receivable in the ordinary course of business, but only on the condition that (i) such Brightstar Party gives Motorola written notice of its intent to factor accounts receivable at least 5 Business Days prior to each such transaction and (ii) all proceeds from each such transaction are paid or deposited directly by the buyer of such accounts receivable into a deposit account over which Motorola has control and, so long as the foregoing

             Amended and Restated Payment Terms Agreement - Page 10 conditions are satisfied and Motorola has not activated its exclusive control over such account, such Foreign Subsidiary may thereafter use the proceeds of such transaction in the conduct of its business in the ordinary course of business.

            (d) Sale-Leasebacks; Subsidiaries; New Business. Such Brightstar Party shall not enter into any sale and leaseback transaction with respect to any of its properties or create or acquire any Subsidiary, or manufacture any goods, render any services or otherwise enter into any business that is not substantially similar to that existing on the Closing Date; provided, that, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Brightstar may create or acquire additional Subsidiaries, but only on the condition that (i) Brightstar gives Motorola written notice of its intent to create or acquire such new Subsidiary at least 30 calendar days prior to such new Subsidiary's creation or acquisition and (ii) such new Subsidiary executes a joinder agreement in form and substance reasonably satisfactory to Motorola by which such new Subsidiary becomes a party to this Agreement and enters into other agreements similar to the Brightstar Documents to which similarly situated Brightstar Parties are parties (including, without limitation, a guaranty, security agreement and/or stock pledge agreement) within 10 Business Days after such new Subsidiary is created or acquired.

            (e) Issuance of Securities. Such Brightstar Parties shall not issue any capital stock, create any new class of stock or issue any other securities, except that Brightstar Corp. may issue (a) shares of Convertible Preferred Stock (as defined in the Certificate of Designation), (b) the Conversion Shares (as defined in the Certificate of Designation), and (c) options granted to employees (other than Raul Marcelo Claure or David H. Peterson) which shall not exceed 10% of Brightstar Corp.'s outstanding capital stock and voting rights.

            (f) Conflicting Agreements. Such Brightstar Party shall not enter into any agreement any term or condition of which conflicts with any provision of the Brightstar Documents.

            (g) Changes in Accounting Principles; Fiscal Year. Such Brightstar Party shall not make any change in its principles or methods of accounting as currently in effect, except such changes as are required by GAAP, nor change its fiscal year.

            (h) Transactions With Affiliates. Such Brightstar Party shall not enter into or be a party to any transaction or arrangement, including without limitation, the purchase, sale or exchange of property of any kind or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of such Brightstar Party's business and upon fair and reasonable terms substantially as favorable to such Brightstar Party as those which would be obtained in a comparable arms-length transaction with a non-Affiliate.

            (i) Payments on Preferred Stock. Such Brightstar Party agrees that no (i) dividend or distribution; (ii) "Liquidation Payment"; (iii) "Change of Control Offer"; or (iv) payment of any "Change of Control Price" (as each of those terms are defined in the Certificate of Designation) shall be made pursuant to the Certificate of Designation if a Default or Event of Default under any of the Brightstar Documents has occurred and is continuing or

             Amended and Restated Payment Terms Agreement - Page 11 would result from any of the foregoing unless and until such Default or Event of Default has been cured or expressly waived by Motorola.

            (j) Other Payments and Distributions. Such Brightstar Party shall not: (i) pay any dividends on or make any other distributions in respect of any stock or other equity interests of such Brightstar Party or redeem or otherwise acquire any such stock or other equity interests (including, without limitation, the "Convertible Preferred Stock", and the "Conversion Shares", as each of those terms are defined in the Purchase Agreement) or (ii) make any payment or prepayment of the principal of, premium, if any, or interest, fees or other charges on or with respect to, or any redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any indebtedness or other obligation that is by its terms subordinate to any of the Brightstar Obligations (including, without limitation, the Notes); provided, that so long as no Default or Event of Default under any of the Brightstar Documents has occurred and is continuing or would result therefrom, Brightstar may, to the extent not otherwise prohibited by the terms thereof, (w) make regularly scheduled payments of interest on (and, at maturity, may pay the principal of) the Notes, (x) pay the dividends provided for in Section (c) of the Certificate of Designation, (y) pay the dividends provided for in Sections 2.4(a)(ii) and 7.5(c)(ii) of the Purchase Agreement and (z) receive payments with respect to transfer pricing markups, management fees and loans or advances from the other Brightstar Parties, but only on the condition that all such payments are paid or deposited directly by the Brightstar Party making the payment into a deposit account over which Motorola has control.

      7. Collection Account. So long as any Brightstar Obligations remain unpaid or any of the Brightstar Documents remain in effect, each of the Brightstar Parties covenants to, and agrees with, Motorola (for its benefit and for the benefit of each of the Motorola Parties) as follows:

            (a) Collection of Receivables. Until the authority of any of the Brightstar Parties to do so is terminated by Motorola (which authority Motorola may, subject to the terms of the PNC Intercreditor Agreement, terminate at any time following the occurrence of a Default or an Event of Default), each of the Brightstar Parties will, at its sole cost and expense, continue to collect its accounts receivable and shall deposit in a Collection Account on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other items received in the collection of its accounts receivable.

            (b) Establishment of Collection Accounts. Except to the extent that the proceeds of any of the accounts receivable of the Brightstar Parties and any other Collateral is required to be deposited in a Blocked Account pursuant to (and as that term is defined in) the PNC Credit Agreement, all such proceeds shall be deposited by the Brightstar Parties into deposit accounts (collectively, "Collection Accounts") established at a bank or banks (each such bank, a "Collection Account Bank") pursuant to an arrangement with such Collection Account Bank as may be selected by the Brightstar Parties and be acceptable to Motorola. The relevant Brightstar Parties, Motorola and each Collection Account Bank shall enter into a deposit account control agreement in form and substance satisfactory to Motorola (including a waiver or subordination of any Lien or offset right by the Collection Account Bank) with respect to each Collection Account pursuant to which Motorola will acquire "control" of such Collection Account within the meaning of Article 9 of the Uniform Commercial Code or the equivalent

             Amended and Restated Payment Terms Agreement - Page 12 under other applicable law. To the extent that the proceeds of any accounts receivable of the Brightstar Parties or other Collateral are required to be deposited in a Blocked Account under (and as that term is defined in) the PNC Credit Agreement, the Brightstar Parties shall take whatever steps are necessary for Motorola to have "control" over such Blocked Account along with the Agent.

      8. Additional Brightstar Parties. If there are any current or future Brightstar Parties that are not a party to this Agreement, each of the Brightstar Parties that is a party to this Agreement shall cause such current or future Brightstar Parties to become a party to this Agreement by signing a joinder agreement in form and substance reasonably acceptable to Motorola and shall further cause such current or future Brightstar Parties to enter into other agreements similar to the Brightstar Documents to which similarly situated Brightstar Parties are parties (including, without limitation, a guaranty, security agreement and/or stock pledge agreement).

      9. Events of Default. Motorola and each of the Brightstar Parties hereby agree that notwithstanding any provision in any of the Brightstar Documents defining or specifying what constitutes a default or "Event of Default" (whether or not such a term is defined therein), "Event of Default" for purposes of this Agreement and each of the other Brightstar Documents shall be defined as follows:

            (a) any Brightstar Party fails to perform or observe any term, covenant or other provision in any of the Brightstar Documents (other than any term, covenant or provision addressed in any of the following subsections of this Section 9) in accordance with its terms, and such Brightstar Party fails to cure such default within 30 days after Motorola gives such Brightstar Party written notice specifying in reasonable detail the nature of such default (such 30-day cure period to be in lieu of any such period that may otherwise be applicable to such default);

            (b) the occurrence or existence of any event or condition described in Section 21 of the Brightstar Distribution Agreement or Section 19 of the Brightstar US Distribution Agreement which continues beyond any applicable grace period specified in such provision;

            (c) the default or failure in the timely payment of any of the Brightstar Obligations;

            (d) any representation or warranty made or furnished by or on behalf of any of the Brightstar Parties in connection with any of the Brightstar Documents proves to have been incorrect, incomplete or misleading in any material respect when made or furnished, or any such representation or warranty becomes incorrect, incomplete or misleading in any material respect and the relevant Brightstar Party fails to give Motorola prompt written notice thereof;

            (e) any Brightstar Party fails to make any payment (in any amount) with respect to any monetary obligation owed to a person other than Motorola or any of the Motorola Parties, the aggregate outstanding balance of which monetary obligation is, at the time, in excess of $1,000,000, or to perform or observe any other obligation or term in respect of such monetary obligation and, as a result of any such failure, the holder of such monetary obligation accelerates

             Amended and Restated Payment Terms Agreement - Page 13

(or is entitled to accelerate) the maturity thereof or requires (or is entitled to require) such Brightstar Party or some other person to purchase or otherwise acquire such monetary obligation;

            (f) any sale (other than sales of inventory in the ordinary course of business), lease, factoring, endorsement, encumbrance or other transfer of any property in which Motorola or any Motorola Party has a security interest without the prior written consent of Motorola;

            (g) any issuance of stock by any Brightstar Party other than in strict compliance with the terms of the Brightstar Documents;

            (h) the dissolution of, termination of existence of, or loss of good standing by any Brightstar Party that is not a natural person or any Brightstar Party that is a natural person dies or is judicially declared incompetent;

            (i) any Brightstar Party ceases to be solvent or suffers the appointment of a receiver, trustee, custodian or similar fiduciary or makes an assignment for the benefit of creditors; or any petition for an order for relief is filed by or against any Brightstar Party under the federal Bankruptcy Code or any similar state insolvency statute (except, in the case of a petition filed against a Brightstar Party, if such proceeding is dismissed within 60 days after the petition is filed, unless prior thereto an order for relief is entered under the federal Bankruptcy Code or any similar state insolvency statute); or any Brightstar Party makes any offer of settlement, extension or composition to its unsecured creditors generally;

            (j) the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of any Brightstar Party is displaced or their authority in the conduct of the business of such Brightstar Party is curtailed;

            (k) any Brightstar Party challenges or contests in any action, suit or proceeding the validity or enforceability of any of the Brightstar Documents, the legality or enforceability of any of the Brightstar Obligations or the perfection or priority of any security interest granted to Motorola or to any Motorola Party;

            (l) any Guarantor (as defined below) revokes or attempts to revoke (in whole or in part) such Guarantor's Guaranty (as defined below), or repudiates (in whole or in part) such Guarantor's liability thereunder or is in default under the terms thereof or dies or is judicially declared incompetent;

            (m) any writ of garnishment, levy or attachment is issued against any property of, or debts due, any Brightstar Party or one or more judgments, decrees or orders for the payment of money in excess of $1,000,000 in the aggregate is rendered against any Brightstar Party and (i) enforcement proceedings shall have been commenced by a creditor upon such judgment, (ii) there shall have been any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, shall not be in effect, or (iii) any such judgment results in the creation of a Lien upon any of the Collateral (other than a Permitted Lien);

            (n) Motorola ceases to have a duly perfected security interest in any Collateral or, except as expressly permitted by the Brightstar Documents or a specific written consent from

             Amended and Restated Payment Terms Agreement - Page 14 or written agreement of Motorola, any Collateral becomes subject to any Lien (other than a Permitted Lien) and/or the security interest of Motorola ceases to have priority over all other Liens in any Collateral, except to the extent provided for in the PNC Intercreditor Agreement;

            (o) the occurrence of any loss, theft, substantial damage to or destruction of any Collateral not fully covered by insurance or as to which insurance proceeds are not remitted to Motorola within 30 days of the loss (except to the extent required to be given to the Agent under the PNC Credit Agreement);

            (p) the occurrence of any "Change in Control" as defined either (i) in the Purchase Agreement or (ii) the Certificate of Designation;

            (q) any amendment to the Purchase Agreement or the Certificate of Designation;

            (r) in Motorola's reasonable judgment, there occurs any material adverse change in the business prospects or financial condition of any Brightstar Party; or

            (s) Motorola otherwise deems itself insecure or believes in good faith that the prospects of payment or other performance of any of the Brightstar Obligations is impaired.

      A Default or Event of Default under any of the Brightstar Documents shall constitute a Default or Event of Default for purposes of all of the Brightstar Documents. Upon the occurrence of any Default or Event of Default, Motorola shall have and may exercise any and all remedies provided for by any of the Brightstar Documents or by applicable law.

      10. Termination of Credit Line; Acceleration. Upon or after the occurrence and during the continuation of any Default, Motorola may declare the Credit Line to be terminated, whereupon the same shall forthwith terminate, or, if Motorola so elects, reduce Credit Line by such amounts as Motorola elects in its sole and absolute discretion from time to time. Upon or after the occurrence and during the continuation of any Event of Default, Motorola may declare the Brightstar Obligations to be forthwith due and payable, whereupon the Brightstar Obligations shall become and be forthwith due and payable, without presentment, protest or further notice or demand of any kind, all of which are waived by each of the Brightstar Parties. If, notwithstanding the foregoing, after the occurrence and during the continuation of any Default or Event of Default, as the case may be, Motorola elects (any such election to be in Motorola's sole and absolute discretion) to permit additional purchases of Products from any of the Motorola Parties under the Credit Line or to not accelerate all or any of the Brightstar Obligations, any such election shall not preclude Motorola from electing thereafter (in its sole and absolute discretion) to not permit any such additional purchases or to accelerate all or any of the Brightstar Obligations, as the case may be.

      11. Remedies. Upon or after the occurrence and during the continuation of any Event of Default, Motorola has and may, subject to the terms of the PNC Intercreditor Agreement, exercise from time to time the following rights and remedies:

            (a) All of the rights and remedies of a secured party under the Uniform Commercial Code or under other applicable law, and all other legal and equitable rights to which

             Amended and Restated Payment Terms Agreement - Page 15

Motorola may be entitled, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, and all of which shall be in addition to any other rights or remedies contained in the Brightstar Documents.

            (b) The right to take immediate possession of the Collateral, and
(i) to require the Brightstar Parties to assemble the Collateral, at their expense, and make it available to Motorola at a place designated by Motorola which is reasonably convenient to both parties, and (ii) to enter upon and use any premises in which the Brightstar Parties have an ownership, leasehold or other interest, or wherever any of the Collateral shall be located, and to store, remove, abandon, manufacture, sell, dispose of or otherwise use all or any part of the Collateral on such premises without the payment of rent or any other fees to the Brightstar Parties or any other person for the use of such premises or such Collateral.

            (c) The right to sell or otherwise dispose of all or any inventory or equipment in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Motorola, in its sole discretion, may deem advisable. The Brightstar Parties agree that not less than 10 days prior written notice of any public or private sale or other disposition of such Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Motorola may designate in such notice. Motorola has the right to conduct such sales on the premises of the Brightstar Parties, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Motorola has the right to sell, lease or otherwise dispose of such Collateral, or any part thereof, for cash, credit or any combination thereof, and Motorola may purchase all or any part of such Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set-off or credit the amount of such price against the Brightstar Obligations.

            (d) Motorola is granted a license or other right to use, without charge, all of the labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature of the Brightstar Parties as it pertains to the Collateral or any other property of the Brightstar Parties, in storing, removing, transporting, manufacturing, advertising, selling or otherwise using the Collateral, and the rights of the Brightstar Parties in and under such property shall inure to Motorola's benefit.

            (e) The proceeds realized from the sale of any Collateral may be applied, after Motorola is in receipt of good funds, as follows: first, to the reasonable costs, expenses and attorneys' fees and expenses incurred by Motorola for collection and for acquisition, completion, manufacture, protection, removal, storage, sale and delivery of the Collateral; second, to any fees, if any, or expenses due Motorola under the Brightstar Documents; third, to interest, if any, due upon any of the Brightstar Obligations; and fourth, to the principal of the Brightstar Obligations; or in such other manner as Motorola may elect in its sole discretion. If any deficiency shall arise, the Brightstar Parties shall remain liable therefor in accordance with the terms of the Brightstar Documents. Any surplus remaining after payment in full of the Brightstar Obligations may be returned to the Brightstar Parties or to whomever may be legally entitled thereto.

             Amended and Restated Payment Terms Agreement - Page 16

      12. Right of Set-off. Upon or after the occurrence and during the continuation of any Event of Default, and subject to the terms of the PNC Intercreditor Agreement, Motorola is authorized at any time and from time to time, without notice to the Brightstar Parties (any such notice being waived by the Brightstar Parties), to set off and apply any and all funds at any time held and other indebtedness at any time owing by any of the Motorola Parties to or for the credit or the account of any of the Brightstar Parties against any and all of the Brightstar Obligations irrespective of whether or not Motorola has made any demand under the Brightstar Documents and although such Brightstar Obligations may be unmatured. The rights of Motorola under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) that Motorola may have.

      13. Reaffirmation of Transaction Documents. Each of the Brightstar Parties reaffirms its obligations under each of the Brightstar Documents to which it is a party or by which it is bound, and represents, warrants and covenants to Motorola (for its benefit and for the benefit of each of the Motorola Parties), as a material inducement to Motorola to enter into this Agreement and the transactions contemplated hereby, that: (a) such Brightstar Party has no (and, in any event, hereby waives any) defense, claim or right of setoff in respect of any of the Brightstar Documents or the actions or inactions of Motorola or any Motorola Party; and (b) all representations and warranties made by such Brightstar Party in the Brightstar Documents are true and complete on the date hereof as if made on the date hereof.

      14. Consent of Guarantors and Pledgors. To induce Motorola to enter into this Agreement, each of the Brightstar Parties that has provided a guaranty covering or is otherwise ever deemed to be a surety for any of the Brightstar Obligations (each such Brightstar Party being a "Guarantor" and each guaranty or other document by which such Brightstar Party is or is ever deemed to be a surety being a "Guaranty") and each of the Brightstar Parties that has pledged or granted a security interest in any of its assets to secure payment or performance of any of the Brightstar Obligations (each such Brightstar Party being a "Pledgor" and each document by which such security interest is evidenced being a "Pledge Agreement"), each Guarantor and Pledgor: (a) consents to Motorola, Brightstar and the other persons and entities whose names appears on the signature pages to this Agreement entering into this Amendment; (b) agrees that the execution, delivery and performance of this Agreement (and any documents or transactions contemplated thereby) shall not discharge, limit or otherwise impair the obligations of such Guarantor under such Guarantor's Guaranty or the security interest granted by such Pledgor under such Pledgor's Pledge Agreement; (c) agrees that such Guarantor's Guaranty and such Pledgor's Pledge Agreement is and remains in full force and effect and is enforceable against such Guarantor or such Pledgor, as applicable, in accordance with its terms (except to the extent modified by or in connection with this Agreement);
(d) waives any defense, claim or right of setoff such Guarantor or Pledgor may have in respect of such Guarantor's Guaranty, such Pledgor's Pledge Agreement, the other Brightstar Documents or the actions or inactions of Motorola or any Motorola Party; and (e) agrees that Motorola has no duty to give such Guarantor or Pledgor notice of or obtain such Guarantor's or such Pledgor's consent to the transactions described in this Agreement, and that Motorola's giving of notice to such Guarantor or such Pledgor and obtaining such Guarantor's or such Pledgor's consent in this instance shall not impose any similar or other duty upon Motorola in any future matter or transaction.

             Amended and Restated Payment Terms Agreement - Page 17

      15. Further Assurances. Each of the Brightstar Parties also agrees to do or refrain from doing any and all such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Motorola may at any time request in connection with the administration and enforcement of this Agreement or any of the other Brightstar Documents, or with respect to the Collateral or any part thereof or in order better to assure and confirm unto Motorola its respective rights and remedies hereunder. Without limiting the foregoing, each of the Brightstar Parties that is organized under the laws of a jurisdiction outside of the United States of America and its territories agrees to enter into additional conveyances, assignments, agreements and instruments (whether governed by the laws of its jurisdiction of organization or other jurisdictions) that may be requested by Motorola in order to carry out the intent of this Agreement and the other Brightstar Documents.

      16. Amendments and Waivers. No waivers, amendments or modifications of any provision of this Agreement or any of the other Brightstar Documents shall be valid unless in writing and signed by an officer of Motorola. No waiver by Motorola of any Default or Event of Default shall operate as a waiver of any other Default or Event of Default or of the same Default or Event of Default on a future occasion. Neither the failure of, nor any delay by, Motorola in exercising any right, power or privilege granted pursuant to this Agreement or any of the other Brightstar Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

      17. Assignment. All rights of Motorola hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Motorola, its successors, assigns and affiliates. No Brightstar Party shall not assign its rights and interest hereunder without the prior written consent of Motorola, and any attempt by any Brightstar Party to assign without Motorola's prior written consent is null and void. Any assignment shall not release such Brightstar Party from the Brightstar Obligations. This Agreement shall be binding upon each Brightstar Party and its successors and assigns.

      18. Severability. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      19. Captions. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa.

      20. Binding Contract. Motorola and each Brightstar Party by execution of this Agreement, agree that each party is bound by all terms and provisions of this Agreement.

      21. Construction. This document shall be construed without regard to any presumption or rule requiring construction against the party causing such document or any portion thereof to be drafted.

      22. Governing Law. This Agreement shall be governed by the laws of the State of Florida without regard to any choice of law rule thereof.

             Amended and Restated Payment Terms Agreement - Page 18

      23. Counterparts; Fax Signatures. This Agreement may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement. This Agreement may be validly executed and delivered by facsimile or other electronic transmission and any such execution or delivery shall be fully effective as if executed and delivered in person.

                            [Signature pages follow]

             Amended and Restated Payment Terms Agreement - Page 19

      IN WITNESS WHEREOF, the parties have entered into this Agreement effective as of the date first above written.

                                    MOTOROLA, INC., AS AGENT FOR ITSELF AND THE
                                    OTHER MOTOROLA PARTIES

                                    BY: /s/ DENNIS J. STRAWD
                                        ----------------------------------------
                                    NAME:  DENNIS J. STRAWD
                                    TITLE: CFO-DLS

                                    BRIGHTSTAR CORP.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENTS & CEO

                                    BRIGHTSTAR US, INC.

                                    BY: /s/ DENISE GIBSON
                                        ----------------------------------------
                                    NAME:  DENISE GIBSON
                                    TITLE: PRESIDENT

                                    /s/ RAUL M. CLAURE
                                    --------------------------------------------
                                    RAUL M. CLAURE, AN INDIVIDUAL

                                    /s/ DAVID H. PETERSON
                                    --------------------------------------------
                                    DAVID H. PETERSON, AN INDIVIDUAL

                                    /s/ DENYSE PETERSON
                                    --------------------------------------------
                                    DENYSE PETERSON, AN INDIVIDUAL

                                    /s/ DENISE GIBSON
                                    --------------------------------------------
                                    DENISE GIBSON, AN INDIVIDUAL

                                    BRIGHTSTAR DE ARGENTINA, S.A.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR DO BRASIL, LTDA.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

             Amended and Restated Payment Terms Agreement - Page 20

                                    BRIGHTSTAR CORP. CHILE, LTDA.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR DOMINICANA, S.A.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR ECUADOR, LTDA.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR EL SALVADOR S.A. DE C.V.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR GUATEMALA, C.A.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR DE MEXICO S.A. DE C.V.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR DE PARAGUAY, S. DE R.L.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

             Amended and Restated Payment Terms Agreement - Page 21

                                    BRIGHTSTAR PERU, S.R.L.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR PUERTO RICO, INC.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR URUGUAY, S.A.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR DE VENEZUELA, C.A.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    BRIGHTSTAR PROVEEDOR DE SOLUCIONES
                                    TECNOLOGICAS S.A.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

                                    SOLUCIONES INTELIGENTES PARA EL MERCADO
                                    MOVIL, S.A. DE C.V.

                                    BY: /s/ MARCELO CLAURE
                                        ----------------------------------------
                                    NAME:  MARCELO CLAURE
                                    TITLE: PRESIDENT

             Amended and Restated Payment Terms Agreement - Page 22